EXHIBIT 32.2

CERTIFICATION OF SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, David W. Kalish, do hereby certify, pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based upon a review of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014 of One Liberty Properties, Inc. (“the Registrant”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 6, 2014	/s/ David W. Kalish
David W. Kalish
Senior Vice President and
Chief Financial Officer